Loans and advances to banks	12 Months Ended
Dec. 31, 2025
Loans and advances to banks [Abstract]
Loans and advances to banks	3 Loans and advances to banks

Loans and advances to banks
	Netherlands		Rest of the world		Total
in EUR million	2025	2024	2025	2024	2025	2024
Loans and advances to banks[1]	12,362	14,344	8,841	7,426	21,204	21,770
[1] Loans and advances to banks include EUR  -18  million (2024: EUR  -22  million) of Loan loss provisions.
Loans and advances include balances of reverse repurchase transactions. For more information, refer to Note 4
'Financial assets at fair value through profit or loss'. Furthermore, it includes on-demand and term loans, and cash collateral transactions. Reference is made to Note 7 'Loans and advances to customers' for information on finance lease receivables included in Loans and advances to banks.
As at 31 December 2025 and at 31 December 2024, all loans and advances to banks are non-subordinated.